Exhibit 10.3

Confidential

Execution Version

SUBSCRIPTION AGREEMENT

GT Gettaxi ListCo

c/o GT Gettaxi Limited

1 Plough Place

London, EC4A 1DE, United Kingdom

Ladies and Gentlemen:

This subscription agreement (this “Subscription Agreement”) is entered into as of November 9, 2021 by GT Gettaxi ListCo, a Cayman Islands exempted company (“HoldCo”), Rosecliff Acquisition Corp I, a Delaware corporation (“Rosecliff”), and the undersigned investor (the “Investor”). In connection with the proposed business combination (the “Transaction”) contemplated by that certain business combination agreement (the “Transaction Agreement”) entered into on or about the date of this Subscription Agreement by HoldCo, Rosecliff, GT Gettaxi Limited, a Cyprus corporation (the “Company”), and the other parties thereto, HoldCo is seeking commitments from interested investors to purchase ordinary shares, par value $0.01 per share, of HoldCo (the “Ordinary Shares”), at the purchase price of $10.00 per share (the “Subscription Price”); it being understood that the PIPE Financing Amount (as defined in the Transaction Agreement) may not exceed $250,000,000. The aggregate purchase price to be paid by the Investor for the number of Ordinary Shares set forth on the Investor’s signature page hereto (the “Subscribed Shares”) is referred to herein as the “Subscription Amount.” On or about the date of this Subscription Agreement, Rosecliff and HoldCo will enter into subscription agreements (the “Other Subscription Agreements”) with certain other investors (the “Other Investors”). Pursuant to this Subscription Agreement and the Other Subscription Agreements, the Investor and the Other Investors collectively have agreed to purchase on the closing date of the Transaction, inclusive of the Subscribed Shares, an aggregate number of not less than 3,000,000 Ordinary Shares at the Subscription Price. Notwithstanding anything to the contrary herein, nothing in this Subscription Agreement shall be interpreted to limit the consummation of the Transaction in accordance with the terms of the Transaction Agreement.

In connection with the Transaction, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, the Investor, Rosecliff and HoldCo agree as follows:

1. Subscription. The Investor hereby irrevocably subscribes for and agrees to purchase from HoldCo the Subscribed Shares on the terms and conditions provided for herein. Notwithstanding the foregoing or anything to the contrary in Section 10, in the event that the Transaction Agreement is validly terminated in accordance with its terms, this Subscription Agreement shall be void and of no further effect from and after the effectiveness of such termination, and any monies paid by the Investor to HoldCo in connection herewith shall be returned to the Investor promptly (and, in any event, no later than two (2) business days) and in immediately available funds to the account specified by the Investor following the effective date of such termination, and any book entries shall be deemed cancelled.

2. Closing. The closing of the purchase and sale of the Subscribed Shares contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the date of, and prior to, the consummation of the Transaction. Upon delivery of written notice from (or on behalf of) HoldCo to the Investor (the “Closing Notice”) that HoldCo expects the closing of the Transaction to occur on a specified date that is not less than five (5) business days after the date on which the Closing Notice is delivered to the Investor (the “Closing Date”), the Investor shall deliver to HoldCo, not less than two (2) business days prior to the Closing Date, (x) the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) (which account(s) need not be (an) escrow account(s)) specified by HoldCo in the Closing Notice, to be held in escrow until the Closing, and (y) such information as is requested in the Closing Notice to enable HoldCo to issue the Subscribed Shares to the Investor. Immediately following the Closing, HoldCo shall issue the Subscribed Shares to the Investor and cause the Subscribed Shares to be registered in book entry form in the name of the Investor on HoldCo’s share ledger and the Subscription Amount shall be released to HoldCo automatically and without further action by Rosecliff, HoldCo or the Investor. For purposes of this Subscription Agreement, “business day” shall mean any day other than a Saturday, a Sunday or a legal holiday on which commercial banking institutions in New York, New York, United States of America London, United Kingdom, the Cayman Islands or Cyprus are authorized to close for business.

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3. Closing Conditions.

a. The obligation of the parties hereto to consummate the purchase and sale of the Subscribed Shares pursuant to this Subscription Agreement is subject to the following conditions:

(i) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining, enjoining or prohibiting consummation of the transactions contemplated hereby; and

(ii) all conditions precedent to the closing of the Transaction set forth in Article VII of the Transaction Agreement (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction) shall have been satisfied (as determined by the applicable parties to the Transaction Agreement) or waived, and the Transaction shall have been consummated on the Closing Date.

b. The obligation of HoldCo to consummate the purchase and sale of the Subscribed Shares at the Closing pursuant to this Subscription Agreement shall be subject to the satisfaction or valid waiver by HoldCo of the additional conditions that:

(i) all representations and warranties of the Investor contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such earlier date), and the consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations, warranties, covenants and agreements of the Investor contained in this Subscription Agreement as of the Closing Date, or as of such earlier date, as applicable; and

(ii) the Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

c. The obligation of the Investor to consummate the purchase and sale of the Subscribed Shares at the Closing pursuant to this Subscription Agreement shall be subject to the satisfaction or valid waiver by the Investor of the additional conditions that:

(i) all of the respective representations and warranties of Rosecliff and HoldCo contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Rosecliff Material Adverse Effect (as defined below) or HoldCo Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Rosecliff Material Adverse Effect or HoldCo Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such earlier date), and the consummation of the Closing shall constitute a reaffirmation by Rosecliff and HoldCo of each of their respective representations, warranties, covenants and agreements contained in this Subscription Agreement as of the Closing Date or as of such earlier date, as applicable;

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(ii) the terms of the Transaction Agreement (as the same exists on the date of this Subscription Agreement) shall not have been amended, modified or waived in a manner that would reasonably be expected to materially and adversely affect the economic benefits that the Investor would reasonably expect to receive under this Subscription Agreement and the PIPE Financing Amount shall not exceed $250,000,000, except to the extent consented to in writing by the Investor (excluding, for the avoidance of doubt, any amendments, modifications or waivers of the minimum cash condition set forth in Section 7.2(e) of the Transaction Agreement);

(iii) the Subscribed Shares shall have been approved for listing on the Nasdaq Stock Market LLC, or such other applicable stock exchange on which Rosecliff or HoldCo’s common equity is then listed, subject to notice of official issuance, and no suspension of the qualification of the Subscribed Shares for offering or trading in any jurisdiction, or initiation or written threat of any proceedings for any of such purposes, shall have occurred and be continuing;

(iv) there shall have been no amendment, waiver, or modification to any Other Subscription Agreement on or prior to the Closing hereunder that materially benefits such Other Investors (other than terms particular to the regulatory requirements of such Other Investors or their respective affiliates or related funds) unless the Investor has been offered substantially similar benefits in writing; and

(v) each of Rosecliff and HoldCo shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

4. Further Assurances. In connection with the Closing, Rosecliff, HoldCo and the Investor shall execute and deliver such additional documents and take such additional actions as the parties hereto reasonably may deem to be practical and necessary in order to consummate the purchase and sale of the Subscribed Shares pursuant to this Subscription Agreement.

5. HoldCo Representations and Warranties. HoldCo represents and warrants to the Investor that:

a. HoldCo has been duly organized as an exempted company with limited liability and is in good standing with the Registrar of Companies under the laws of the Cayman Islands. HoldCo has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b. As of the Closing Date, the Subscribed Shares will be duly authorized and, when issued and delivered to the Investor pursuant to and in accordance with this Subscription Agreement, the Subscribed Shares will be validly issued, fully paid and non-assessable (meaning that the holders of the Subscribed Shares will not by reason of merely being such a holder, be subject to assessment or calls by HoldCo or its creditors for further payment on such Subscribed Shares) and will not have been issued in violation of or subject to any preemptive or similar rights created under HoldCo’s memorandum and articles of association (as in effect as of the time of such issuance and delivery) or under the laws of the Cayman Islands.

c. This Subscription Agreement has been duly authorized, executed and delivered by HoldCo and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the other parties hereto, this Subscription Agreement is enforceable against HoldCo in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

d. The execution and delivery of this Subscription Agreement, the Transaction Agreement and the Other Subscription Agreements and the compliance by HoldCo with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of HoldCo or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which HoldCo or any of its subsidiaries is a party or by which HoldCo or any of its subsidiaries is bound or to which any of the property or assets of HoldCo is subject that would reasonably be expected to have a material adverse effect on the legal authority of HoldCo to enter into and perform its obligations under this Subscription Agreement (a “HoldCo Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of HoldCo or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over HoldCo or any of its properties that would reasonably be expected to have a HoldCo Material Adverse Effect.

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e. HoldCo is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement, other than (i) filings required by applicable state securities laws, (ii) filings with the Securities and Exchange Commission (the “SEC”), (iii) those required by Nasdaq or other applicable securities exchange, (iv) those required to consummate the Transaction as provided under the Transaction Agreement and (v) those the failure of which to obtain would not be reasonably likely to have a HoldCo Material Adverse Effect.

f. There are no securities or instruments issued by or to which HoldCo is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Subscribed Shares or (ii) the Ordinary Shares to be issued pursuant to any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

g. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 7 and assuming the accuracy of the Rosecliff’s representations and warranties set forth in Section 6, no registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Subscribed Shares by HoldCo to Investor in the manner contemplated by this Subscription Agreement. None of HoldCo, Rosecliff nor any person acting on their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with the offer and sale of the Subscribed Shares.

h. HoldCo has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fee in connection with its issuance and sale of any Subscribed Shares pursuant to this Subscription Agreement or the Other Subscription Agreements.

i. None of HoldCo, its subsidiaries or any of their affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Ordinary Shares under the Securities Act, whether through integration with prior offerings pursuant to Rule 502(a) of the Securities Act or otherwise.

j. HoldCo is not, and immediately after receipt of the proceeds to be received in connection with the Closing and the application thereof will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

6. Rosecliff Representations and Warranties. Rosecliff represents and warrants to the Investor that:

a. Rosecliff has been duly incorporated and is in good standing under the laws of the State of Delaware. Rosecliff has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b. This Subscription Agreement has been duly authorized, executed and delivered by Rosecliff and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the other parties hereto, this Subscription Agreement is enforceable against Rosecliff in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

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c. The execution and delivery of this Subscription Agreement and the compliance by Rosecliff with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Rosecliff or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Rosecliff or any of its subsidiaries is a party or by which Rosecliff or any of its subsidiaries is bound or to which any of the property or assets of Rosecliff or any of its subsidiaries is subject that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, financial condition or results of operations of Rosecliff and its subsidiaries, taken as a whole (a “Rosecliff Material Adverse Effect”) or materially affect the legal authority of Rosecliff to enter into and perform its obligations under this Subscription Agreement, (ii) result in any violation of the provisions of the organizational documents of Rosecliff or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Rosecliff or any of its properties that would reasonably be expected to have a Rosecliff Material Adverse Effect or materially affect the validity of the Subscribed Shares or the legal authority of Rosecliff to comply in all material respects with its obligations under this Subscription Agreement.

d. Rosecliff is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq) or other person in connection with the execution, delivery and performance of this Subscription Agreement, other than (i) filings required by applicable state securities laws, (ii) filings with the SEC, (iii) those required by Nasdaq (or such other securities exchange on which the shares of Class A common stock, par value $0.0001 per share, of Rosecliff are then listed), including with respect to obtaining shareholder approval, (iv) those required to consummate the Transaction as provided under the Transaction Agreement and (v) those the failure of which to obtain would not be reasonably likely to have a Rosecliff Material Adverse Effect.

e. As of the date hereof, the share capital of Rosecliff consists of 80,000,000 authorized and 25,300,000 issued and outstanding shares of Class A common stock, par value $0.0001 per share, 20,000,000 authorized and 6,325,000 issued and outstanding shares of Class B common stock, par value $0.0001 per share, and 1,000,000 authorized and no issued and outstanding undesignated shares of preferred stock, par value $0.0001 per share. All (i) issued and outstanding shares of Class A common stock have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights and (ii) all outstanding warrants of Rosecliff have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. As of the date hereof, except as set forth above and pursuant to (i) the Other Subscription Agreements and (ii) the Transaction Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from Rosecliff any shares of Class A common stock, shares of Class B common stock or other equity interests in Rosecliff (collectively, “Rosecliff Equity Interests”) or securities convertible into or exchangeable or exercisable for Rosecliff Equity Interests. As of the date hereof, Rosecliff has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which Rosecliff is a party or by which it is bound relating to the voting of any Rosecliff Equity Interests, other than as contemplated by the Transaction Agreement.

f. Except for such matters as have not had and would not be reasonably likely to have a Rosecliff Material Adverse Effect, as of the date hereof, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of Rosecliff, threatened in writing against Rosecliff or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against Rosecliff.

g. There are no securities or instruments issued by or to which Rosecliff is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Subscribed Shares or the Ordinary Shares to be issued pursuant to any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

h. Rosecliff has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fee in connection with the issuance and sale of Ordinary Shares, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of Rosecliff pursuant to this Subscription Agreement or the Other Subscription Agreements.

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i. Rosecliff has made available to the Investor (including via the SEC’s EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents, if any, filed by Rosecliff with the SEC prior to the date of this Subscription Agreement (the “SEC Documents”). None of the SEC Documents filed pursuant to the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), contained, when filed and as amended to the date hereof, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except in the case of the accounting treatment of certain warrants of Rosecliff, and such SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder; provided, that Rosecliff makes no such representation or warranty with respect to the registration statement on Form F-4 to be filed by HoldCo with respect to the Transaction or any other information relating to the Company or any of their affiliates included in any SEC Document or filed as an exhibit thereto, such representation and warranty is made to the Rosecliff’s knowledge. Other than Rosecliff’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which was filed on June 14, 2021 as a result of certain accounting matters arising from the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (SPACs)” that was issued by the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC on April 12, 2021, Rosecliff has timely filed each report, statement, schedule, prospectus, and registration statement that Rosecliff was required to file with the SEC since its initial registration of the Class A Shares with the SEC. Except in the case of the accounting treatment of certain warrants of Rosecliff and as has been disclosed in the SEC Documents, the financial statements of Rosecliff included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of Rosecliff as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no material outstanding or unresolved comments in comment letters from the SEC with respect to any of the SEC Documents.

7. Investor Representations and Warranties. The Investor represents and warrants that:

a. The Investor is (i) “qualified institutional buyer” (as defined in Rule 144A promulgated under the Securities Act) (“QIB”) or an “accredited investor” within the meaning of Rule 501(a) under the Securities Act, in each case, satisfying the applicable requirements set forth on Schedule A, (ii) if resident in a member state of the European Economic Area, a “qualified investor” within the meaning of Regulation (EU) 2017/1129 (the “EU Prospectus Regulation”), (iii) if resident in the United Kingdom, a “qualified investor” within the meaning of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”) and is either a person falling within article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended) (the “Order”) or a high net worth entity falling within article 49(2)(a) to (d) of the Order and (iv) a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including its participation in the purchase of Subscribed Shares (the “Offering”). The Investor has determined, based on its own independent review and such professional advice as it deems appropriate, that the purchase of the Subscribed Shares and its participation in the Offering (A) are fully consistent with the Investor’s financial needs, objectives and condition, (B) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to the Investor, (C) have been duly authorized and approved by all necessary action, (D) do not and will not violate or constitute a default under the Investor’s charter, bylaws or other constituent documents or under any law, rule, regulation, agreement or other obligation by which it is bound and (E) are a fit, proper and suitable investment for the Investor, notwithstanding the substantial risks inherent in investing in or holding the Subscribed Shares. The Investor is able to bear the substantial risks associated with its investment in the Subscribed Shares, including but not limited to the loss of its entire investment therein.

b. The Investor is acquiring the entire beneficial ownership interest in the Subscribed Shares for its own account (or, if it is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a QIB, and Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements made in this Subscription Agreement on behalf of each owner of each such account) for investment purposes only and not with a view to any distribution of the Subscribed Shares in any manner that would violate the securities laws of the United States or any other jurisdiction (and shall provide the requested information set forth on Schedule A). The Investor is not an entity formed for the specific purpose of acquiring the Subscribed Shares.

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c. The Investor understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, or any “offer of securities to the public” within the meaning of the EU Prospectus Regulation or the UK Prospectus Regulation, and that the Subscribed Shares have not been registered under the Securities Act. The Investor understands that the Subscribed Shares may not be resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to HoldCo or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book-entry positions representing the Subscribed Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Subscribed Shares will be subject to these securities law transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily resell the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. The Investor acknowledges that the Subscribed Shares will not immediately be eligible for resale pursuant to Rule 144 under the Securities Act. The Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares.

d. The Investor understands and agrees that the Investor is purchasing the Subscribed Shares from HoldCo.

e. The Investor (i) is purchasing the Subscribed Shares for investment, (ii) has no current plan or intention to dispose of or otherwise transfer the Subscribed Shares, and (iii) is not subject to any legally binding agreement to dispose of or otherwise transfer the Subscribed Shares.

f. The Investor acknowledges that there have been no representations, warranties, covenants or agreements made to the Investor, nor has the Investor relied on any statement or other information provided to the Investor, by Rosecliff, HoldCo or the Company, or by any affiliate, officer, director, control person, employee, agent or representative of any of the foregoing or any other person or entity, expressly or by implication, with respect to Rosecliff, HoldCo, the Company, this Subscription Agreement or the Transaction Agreement or any of the transactions contemplated thereby (including the Offering and the Transaction), the Subscribed Shares or otherwise, other than, in the case of Rosecliff and HoldCo, their respective representations, warranties, covenants and agreements set forth in this Subscription Agreement. Except for the representations and warranties of HoldCo and Rosecliff contained in Section 5 and Section 6, respectively, the Investor is relying exclusively on its own sources of information, investment analysis and due diligence (including such professional advice as it deems appropriate) with respect to the Offering, the Subscribed Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of Rosecliff, HoldCo, the Company and their respective affiliates, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. In making its decision to invest in the Subscribed Shares, the Investor has relied solely upon independent investigation made by the Investor.

g. The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Subscribed Shares, including with respect to Rosecliff, HoldCo, the Company, the Transaction, the Offering and the respective businesses of Rosecliff, HoldCo and the Company. Without limiting the generality of the foregoing, the Investor acknowledges that it has reviewed Rosecliff’s filings with the SEC. The Investor represents and agrees that the Investor and the Investor’s professional advisor(s), if any, have (i) received, reviewed and understood the materials made available to it in connection with the Offering, (ii) had the full opportunity to ask questions of and receive answers from Rosecliff, HoldCo and the Company directly and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares and (iii) conducted and completed its own independent due diligence with respect to the Offering. Based on such information as it has deemed appropriate, and without reliance upon Rosecliff, HoldCo, the Company or any affiliate, officer, director, control person, employee, agent or representative of any of the foregoing, it has independently made its own analysis and decision to participate in the Offering and enter into this Subscription Agreement.

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h. The Investor became aware of the Offering solely by means of direct contact between the Investor and Rosecliff, HoldCo, the Company or a representative of Rosecliff, HoldCo or the Company, and the Subscribed Shares were offered to the Investor solely by direct contact between the Investor and Rosecliff, HoldCo or a representative of Rosecliff or HoldCo. The Investor did not become aware of the Offering, nor were the Subscribed Shares offered to the Investor, by any other means. The Investor acknowledges that the Subscribed Shares were not offered to the Investor by any form of advertising or general solicitation and are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Rosecliff, HoldCo or any of their respective affiliates or any officers, directors, control persons, employees, agents or representatives of any of the foregoing or any other person or entity), other than the representations and warranties of Rosecliff and HoldCo contained in Section 5 and Section 6, respectively, in making its investment or decision to invest in the Subscribed Shares.

i. The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor acknowledges that the Investor shall be responsible for any of the Investor’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that none of Rosecliff, HoldCo or any of their respective affiliates, officers, directors, control persons, employees, agents or representatives has provided any tax advice or any other representation or guarantee regarding the tax consequences of the transactions contemplated by this Subscription Agreement or the Transaction Agreement.

j. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in the Subscribed Shares. The Investor acknowledges specifically that a possibility of total loss exists.

k. The Investor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment.

l. The Investor, if not a natural person, has been duly organized or incorporated (as may be applicable) under the laws of its jurisdiction of organization or incorporation (as may be applicable) and is validly existing in good standing under the laws of its jurisdiction of organization or incorporation (as may be applicable), with all power (organizational or otherwise) and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

m. In the case of an Investor that is not a natural person, the execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound which would reasonably be expected to have a material adverse effect on the legal authority of the Investor to enter into and perform its obligations under this Subscription Agreement and, if the investor is not a natural person, will not violate any provisions of the Investor’s organizational, constitutional and governing documents, including, without limitation, its incorporation or formation papers, bylaws, memorandum and articles of association, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, the signatory, if the Investor is a natural person, has legal competence and capacity to execute the same or, if the Investor is not a natural person, the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the other parties hereto, is enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

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n. The Investor is not (i) a person or entity named on any sanctions list maintained by (A) the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), including the List of Specially Designated Nationals and Blocked Persons, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List or in any Executive Order issued by the President of the United States and administered by OFAC, (B) the European Union, (C) the United Nations Security Council, (D) the government of the United Kingdom, including HM Treasury, or (E) any individual European Union member state (collectively, “Sanctions Lists”), (ii) organized, incorporated, established, located, or resident in, or the government, including any political subdivision, agency, or instrumentality thereof, of Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, United Nations, the European Union or any individual European Union member state, or the United Kingdom, (iii) otherwise the target of economic sanctions or trade embargoes administered or enforced by the United States, the United Nations, the European Union or any individual European Union member state, or the United Kingdom, (iv) owned or controlled by, or acting on behalf of, one or more persons described in (i) – (iii), or (v) a non-U.S. shell bank (collectively, a “Prohibited Investor”). The Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed to ensure compliance with sanctions programs administered by the United States, United Nations, European Union, or any individual European Union member state, the United Kingdom or any other relevant governmental authority, including for the screening of its investors against the Sanctions Lists. To the extent required by applicable law, the Investor maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Subscribed Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

o. No disclosure or offering document has been prepared or provided to the Investor by or on behalf of Rosecliff, HoldCo, the Company or any other person in connection with the offer and sale of the Subscribed Shares.

p. The Investor will have sufficient funds to pay the Subscription Amount and to consummate the purchase and sale of the Subscribed Shares when required pursuant to this Subscription Agreement.

q. The Investor represents and warrants that its acquisition and holding of the Subscribed Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

r. If the Investor is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, Investor represents and warrants that none of Rosecliff, HoldCo or any of their respective affiliates has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to the Investor’s decision to acquire and hold the Subscribed Shares, and none of Rosecliff, HoldCo or any of their respective affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares.

s. Except (i) as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by such Investor with the SEC with respect to the beneficial ownership of Rosecliff’s equity securities prior to the date hereof and (ii) with respect to any affiliates of the Investor, the Investor is not currently (and at all times through the Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of Rosecliff (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

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t. The Investor will not acquire a substantial interest (as defined in 31 C.F.R. Part 800.244) in Holdco as a result of the purchase and sale of Subscribed Shares hereunder or as a result of the consummation of the Transaction following such purchase and sale.

u. The Investor acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to each of Rosecliff, HoldCo and the Company.

v. The Investor has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fee in connection with its issuance and sale of any Subscribed Shares pursuant to this Subscription Agreement or the Other Subscription Agreements.

w. Notwithstanding anything to the contrary set forth herein, the Investor acknowledges and agrees that, subsequent to the date of this Subscription Agreement and prior to the Closing, HoldCo may enter into one or more additional subscription agreements with additional investors, and entry into such agreements may increase the aggregate amount of Ordinary Shares being subscribed for in the private placement contemplated by this Subscription Agreement. For the avoidance of doubt, such additional agreements (i) shall not be considered “Other Subscription Agreements” for purposes of this Subscription Agreement and (ii) may contain terms and conditions that are more favorable to such additional investors than the terms and conditions set forth in this Subscription Agreement; provided, however, any more favorable terms with respect to Investor’s rights under Section 8 provided to such additional investors shall also be offered to Investor.

8. Registration Rights. The Investor shall have registration rights with respect to the Investor’s Subscribed Shares pursuant to that certain Registration Rights Agreement to be entered into by HoldCo, the Investor and the other parties thereto in connection with the closing of the Transaction in the form attached as Annex I hereto.

9. Additional Investor Agreement. The Investor hereby agrees that, from the date of this Subscription Agreement until the Closing, none of the Investor, its controlled affiliates, or any person or entity acting on behalf of Investor or any of its controlled affiliates or pursuant to any understanding with the Investor or any of its controlled affiliates will engage in any Short Sales (as defined below) with respect to securities of Rosecliff. For purposes of this Section 9, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with the Investor that have no knowledge of this Subscription Agreement or of the Investor’s participation in the Transaction (including the Investor’s controlled affiliates and/or affiliates) from entering into any Short Sales and (ii) in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, this Section 9 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscription Amount covered by this Subscription Agreement.

10. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (i) such date and time as the Transaction Agreement is validly terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement and (iii) September 30, 2022; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such breach. If applicable, Rosecliff shall notify the Investor of the termination of the Transaction Agreement promptly after the termination of the Transaction Agreement. For purposes of this Section 10, “willful breach” means a material breach that is a consequence of an act undertaken or a failure to act by the breaching party of this Subscription Agreement with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, constitute or result in a material breach of this Subscription Agreement.

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11. Trust Account Waiver. The Investor acknowledges that Rosecliff is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving Rosecliff and one or more businesses or assets. The Investor further acknowledges that, as described in Rosecliff’s prospectus relating to its initial public offering dated February 11, 2021 (the “Prospectus”) available via the SEC’s EDGAR system, substantially all of Rosecliff’s assets consist of the cash proceeds of Rosecliff’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Rosecliff, its public shareholders and the underwriter of Rosecliff’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Rosecliff to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of Rosecliff and HoldCo entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in or disbursed from the Trust Account, and agrees not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Subscription Agreement; provided, however, that nothing in this Section 11 shall be deemed to limit the Investor’s right, title, interest or claim to any monies held in the Trust Account by virtue of its record or beneficial ownership of any shares of Class A common stock, par value $0.0001 per share, of Rosecliff currently outstanding on the date hereof, pursuant to a validly exercised redemption right with respect to any such shares of Class A common stock, in accordance with Rosecliff’s Amended and Restated Certificate of Incorporation and the Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and Rosecliff, dated February 11, 2021, except to the extent that the Investor has otherwise agreed with Rosecliff, HoldCo or any of their respective affiliates to not exercise such redemption right.

12. Miscellaneous.

a. Neither this Subscription Agreement nor any rights that may accrue to the Investor hereunder (other than the Subscribed Shares acquired hereunder) may be transferred or assigned.

b. Rosecliff or HoldCo may request from the Investor such additional information as it may deem necessary to evaluate the eligibility of the Investor to acquire the Subscribed Shares, and the Investor shall provide such information as may reasonably be requested. The Investor hereby agrees that its identity and the Subscription Agreement, as well as the nature of the Investor’s obligations hereunder, may be disclosed in any public announcement or disclosure required by the SEC and in any registration statement, proxy statement, consent solicitation statement or any other SEC filing to be filed by Rosecliff or HoldCo in connection with the issuance of the Subscribed Shares or the Transaction.

c. The Investor acknowledges that Rosecliff, HoldCo and others will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investor contained in this Subscription Agreement. Prior to the Closing, the Investor agrees to promptly notify the other parties hereto if any of its acknowledgments, understandings, agreements, representations and warranties contained herein are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the Investor shall notify the other parties if they are no longer accurate in any respect). The Investor acknowledges and agrees that the consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations, warranties, covenants and agreements of the Investor contained in this Subscription Agreement as of the Closing.

d. Each of Rosecliff and HoldCo is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

e. All of the agreements, representations and warranties made by any party hereto in this Subscription Agreement shall survive the Closing.

Confidential

f. This Subscription Agreement may not be modified, waived or terminated (other than in accordance with Section 10) except by an instrument in writing, signed by each of the parties hereto. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

g. This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties hereto with respect to the subject matter hereof. Except as set forth in Section 12(c) and Section 13 with respect to the persons referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

h. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i. If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect, and the parties hereto shall endeavor in good faith negotiations to replace the provision so determined to be invalid, illegal or unenforceable with a valid, legal and enforceable provision, the effect of which comes as close as possible to that of the provision so determined to be invalid, illegal or unenforceable.

j. This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement. Unless otherwise specified or the context requires otherwise, (i) references herein to “Sections” are references to sections of this Subscription Agreement (ii) references herein to the “parties” or any “party” are to the parties to this Subscription Agreement, (iii) references herein to any agreement (including this Subscription Agreement), instrument or other document are references to such agreement, instrument or other document, as applicable, as amended, restated, supplemented or otherwise modified from time to time and (iv) references herein to any statute, rule or regulation are references to such statute, rule or regulation, as applicable, as amended, restated, supplemented or otherwise modified from time to time, including through the promulgation of rules or regulations thereunder, and to any consolidation thereof or successor statute, rule or regulation, as applicable, thereto. As used in this Subscription Agreement, (A) the words “this Subscription Agreement,” “herein,” “hereto,” “hereof” and “hereunder” and words of similar import refer to this Subscription Agreement as a whole and not to any particular provision or part of this Subscription Agreement, (B) the words “any” and “or” express alternatives that are not mutually exclusive, (C) the words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation,” (D) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and does not mean simply “if” and (E) words importing the singular also import the plural, and vice versa.

k. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

Confidential

l. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Investor, to such address(es) or email address(es) set forth on the Investor’s signature page hereto;

(ii) if to Rosecliff, to:

Rosecliff Acquisition Corp I

767 5th Avenue, 34th Floor

New York, NY 10053

Attention:	Michael Murphy
E-mail:	mm@rosecliffspac.com

with a required copy (which copy shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street

Houston, TX 77002

Attention:	Ryan J. Maierson
John M. Greer
Email:	ryan.maierson@lw.com
john.greer@lw.com

(iii) if to HoldCo, to:

c/o GT Gettaxi Limited

1 Plough Place

London, EC4A 1DE, United Kingdom

Attention:	Evan Nacke, General Counsel
E-mail:	evan.nacke@gett.com

with a required copy (which copy shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention:	Michael Kaplan
Lee Hochbaum
Yasin Keshvargar

Email:	michael.kaplan@davispolk.com
lee.hochbaum@davispolk.com
yasin.keshvargar@davispolk.com

m. The Investor shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated hereby.

n. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN THIS SECTION 12(n) OF THIS SUBSCRIPTION AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

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EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY; AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 12(n).

13. Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person or entity, other than the representations and warranties of HoldCo and Rosecliff expressly contained in Section 5 and Section 6, respectively, in making its investment or decision to invest in the Subscribed Shares. The Investor agrees that none of (i) any Other Investor pursuant to any Other Subscription Agreement (including any affiliate, officer, director, control person, employee, agent or representative any Other Investor) or (ii) any other party to the Transaction Agreement or any affiliate of such other party or any of their respective affiliates, control persons, officers, directors, employees, agents or representatives, in each case, that is not a named party hereto (or a successor to a named party hereto) shall be liable to the Investor for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Investor or any other person or entity pursuant to, arising out of or relating to this Subscription Agreement or the private placement of the Subscribed Shares, the negotiation or subject matter hereof or the transactions contemplated hereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Subscribed Shares.

14. Tax Treatment. For U.S. federal income tax purposes, it is intended that the subscriptions for and purchases of Ordinary Shares pursuant to this Subscription Agreement and the Other Subscription Agreements will be treated together with the Transaction as a single integrated transaction that qualifies under Section 351 of the Code.

15. Governing Law. This Subscription Agreement shall be governed and construed in accordance with the laws of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof ) as to all matters (including any action, suit, litigation, arbitration, mediation, claim, charge, complaint, inquiry, proceeding, hearing, audit, investigation or review by or before any governmental entity related hereto), including matters of validity, construction, effect, performance and remedies.

16. Expenses. HoldCo shall be responsible for the fees of its transfer agent, stamp taxes and all of Depository Trust Company’s fees associated with the issuance of the Subscribed Shares.

17. Adjustments. If any change in the Ordinary Shares shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend (in each case, other than as contemplated by the Transaction Agreement), the number of Subscribed Shares issued to Investor shall be appropriately adjusted to reflect such change.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:
By: _____________________________________
Name: ___________________________________
Title: ___________________________________
Name in which Subscribed Shares are to be registered (if different):	Date: ________, 2021
Investor’s EIN (if applicable): Email address: ______________________________
Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip:	City, State, Zip:
Attn: ____________________________________	Attn: ____________________________________
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Subscribed Shares subscribed for:
Aggregate Subscription Amount: $	Price Per Share: $10.00

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by HoldCo in the Closing Notice.

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, each of HoldCo and Rosecliff has accepted this Subscription Agreement as of the date first set forth above.

GT GETTAXI LISTCO

By:	/s/ Aliaksei Aneichyk
Name:	Aliaksei Aneichyk
Title:	Director

ROSECLIFF ACQUISITION CORP I

By:	/s/ Michael P. Murphy
Name:	Michael P. Murphy
Title:	Chief Executive Officer

[Signature Page to Subscription Agreement]

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

This Schedule must be completed by the Investor and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. The Investor must check the applicable box in either Part A or Part B below and the applicable box in Part C below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):

☐ Investor is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) (“QIB”).

☐ Investor is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a QIB.

*** OR ***

B.	ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

☐ Investor is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act), and has marked and initialed the appropriate box(es) below indicating the provision under which it qualifies as an “accredited investor.”

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”

☐ Any bank, registered broker or dealer, SEC- or state-registered investment adviser, exempt reporting adviser, insurance company, registered investment company, business development company, small business investment company, or rural business investment company;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐ Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, partnership or limited liability company not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person;

☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests;

☐ Any entity, of a type not listed in the first, fourth, fifth and sixth tests above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding sixty (60) days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐ Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited education institution that the Securities and Exchange Commission (the “Commission”) has designated as qualifying an individual for accredited investor status. In determining whether to designate a professional certification or designation or credential from an accredited educational institution, the Commission will consider, among others, the following attributes: (i) the certification, designation, or credential arises out of an examination or series of examinations administered by a self-regulatory organization or other industry body or is issued by an accredited educational institution; (ii) the examination or series of examinations is designed to reliably and validly demonstrate an individual’s comprehension and sophistication in the areas of securities and investing; (iii) persons obtaining such certification, designation, or credential can reasonably be expected to have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of a prospectus investment; and (iv) an indication that an individual holds the certification or designation is either made publicly available by the relevant self-regulatory organization or other industry body or is otherwise independently verifiable;

☐ Any natural person who is a “knowledgeable employee”, as defined under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in Section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

☐ Any “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 which was not formed for the purpose of investing in HoldCo, has assets under management in excess of $5,000,000 and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment and is an “Institutional Family Office” for purposes of Regulation Best Interest and Form CRS under the terms of the SEC No-Action Letter filed on December 23, 2020;1 or

☐ Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office, whose prospective investment in HoldCo is directed by such family office, and such family office is one (i) with assets under management in excess of $5,000,000, (ii) that was not formed for the specific purpose of investing in HoldCo, (iii) whose prospective investment in HoldCo is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of such prospective investment, and (iv) who is an “Institutional Family Office” for purposes of Regulation Best Interest and Form CRS under the terms of the SEC No-Action Letter filed on December 23, 2020.2

*** AND ***

C.	AFFILIATE STATUS (Please check the applicable box) INVESTOR:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of HoldCo or acting on behalf of an affiliate of HoldCo.

This page should be completed by the Investor

and constitutes a part of the Subscription Agreement.

[1]	The SEC No-Action Letter can be found at https://www.sec.gov/divisions/marketreg/mr-noaction/2020/sifma-122320-regbi.pdf
[2]	The SEC No-Action Letter can be found at https://www.sec.gov/divisions/marketreg/mr-noaction/2020/sifma-122320-regbi.pdf

Annex I

REGISTRATION RIGHTS AGREEMENT

[see attached]